Exhibit 99.1

NEWS RELEASE
Contact: Alliance Data Julie Prozeller – Analysts/Investors FTI Consulting 212-850-5721 alliancedata@fticonsulting.com Shelley Whiddon – Media 214-494-3811 shelley.whiddon@alliancedata.com	Zale Corporation Roxane Barry Director of Investor Relations 972-580-4391 rbarry@zalecorp.com

ALLIANCE DATA AND ZALE CORPORATION SIGN LONG-TERM AGREEMENT

Alliance Data to Provide Private Label Credit Card Services for Zale U.S. Brands and to Acquire Card Portfolio at Future Date;
Solution to Drive Cardholder Acquisition, Sales, and Brand Loyalty via Full Suite of Traditional, Mobile and Digital Marketing

DALLAS – July 10, 2013 – Zale Corporation (NYSE: ZLC), an Irving, Texas-based leading specialty retailer of fine jewelry in North America, and Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced they have signed a long-term agreement for Alliance Data’s Retail Services business to provide private label credit card services for Zale’s U.S. brands and to acquire the existing card portfolio at a future date. Zale operates 1,500 retail locations throughout the United States and Puerto Rico, as well as e-commerce sites. Founded in 1924, Zale Corporation's U.S. brands include Zales Jewelers, Zales Outlet, Gordon's Jewelers, and Piercing Pagoda, operating online at www.zales.com, www.zalesoutlet.com, www.gordonsjewelers.com, and www.pagoda.com. Zale Corporation reported 2012 fiscal year revenues of $1.9 billion.

In addition to providing private label credit card services for each Zale brand in the U.S., Alliance Data will provide turnkey credit marketing services to all Zale brands, bringing to bear marketing and database capabilities, sophisticated analytics, and a full suite of omnichannel marketing tools to generate sales, enhance the in-store shopping experience and extend brand affinity. Alliance Data will provide a portfolio of innovative tablet and mobile marketing solutions designed for the jewelry vertical to optimize cardholder acquisition and retention efforts and, most importantly, reduce the sales cycle between jewelry purchases.

“Following a highly competitive process, Alliance Data was the clear choice for us as our U.S. credit card provider as we look to enhance the credit card value proposition for our loyal guests,” said Matt Appel, chief administrative officer of Zale Corporation. “We selected Alliance Data for its extensive expertise in providing leading marketing-driven credit solutions, and its customizable approach to combining innovative marketing tools and digital capabilities that are designed to turn occasional shoppers into guests for life.”

Melisa Miller, president of Alliance Data Retail Services, added, “We are thrilled to welcome Zale Corporation, one of the country’s most recognized fine jewelry retailers, as a new partner. We are excited to implement a comprehensive approach that incorporates innovative marketing and credit solutions, and further reinforces Zale’s commitment to delivering selection, service and value to its guests. In addition, we’re confident that our multichannel expertise, cutting edge customer engagement tools and advanced analytics capabilities will help Zale deliver a cardholder experience that raises the bar in the delivery of an exceptional shopping experience.”

About Zale Corporation
Zale Corporation is a leading specialty retailer of diamond and other jewelry products in North America, operating approximately 1,710 retail locations throughout the United States, Canada and Puerto Rico, as well as online. Zale Corporation's brands include Zales Jewelers, Zales Outlet, Gordon's Jewelers, Peoples Jewellers, Mappins Jewellers and Piercing Pagoda. Zale also operates webstores at www.zales.com, www.zalesoutlet.com, www.gordonsjewelers.com, www.peoplesjewellers.com and www.pagoda.com. Additional information on Zale Corporation and its brands is available at www.zalecorp.com.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation’s leading providers of branded credit card programs, with more than 120 marketing-driven private label, co-brand and commercial programs in partnership with many of North America’s best-known brands. The business delivers upon its Know More. Sell More.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted retail industry expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services visit www.alliancedata.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

Zale Corporation’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements, including statements regarding the services to be provided by Alliance Data and their impact. Forward-looking statements are not guarantees of future performance, and a variety of factors could cause the Company's actual results to differ materially from the results expressed in the forward-looking statements. These factors include, but are not limited to: if the general economy performs poorly, discretionary spending on goods that are, or are perceived to be, “luxuries” may decrease; Zale is dependent upon Alliance Data to provide the agreed-upon services, the concentration of a substantial portion of the Company’s sales in three, relatively brief selling seasons means that the Company’s performance is more susceptible to disruptions; if the Company does not achieve targeted sales growth its operating results and earnings will be adversely impacted; most of the Company’s sales are of products that include diamonds, precious metals and other commodities, and fluctuations in the availability and pricing of commodities could impact the Company’s ability to obtain and produce products at favorable prices; the Company’s sales are dependent upon mall traffic; the Company operates in a highly competitive industry; the financing market remains difficult, and if we are unable to meet the financial commitments in our current financing arrangements it will be difficult to replace or restructure these arrangements; and changes in regulatory requirements may increase the cost or adversely affect the Company’s operations and its ability to provide consumer credit and write credit insurance. For other factors, see the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 31, 2012, and subsequent reports on Forms 10-Q and 8-K. The Company disclaims any obligation to update or revise publicly or otherwise any forward-looking statements to reflect subsequent events, new information or future circumstances, except as required by law.

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